UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 20, 2021
KAR Auction Services, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	001-34568	20-8744739
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11299 N. Illinois Street
Carmel, Indiana 46032
(Address of principal executive offices)
(Zip Code)

(800) 923-3725
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	KAR	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01    Regulation FD Disclosure.

On September 20, 2021, KAR Auction Services, Inc. (the “Company”) issued a press release withdrawing the 2021 financial guidance it issued on February 16, 2021, announcing that the Company expects $95 million to $100 million of Adjusted EBITDA for the third quarter 2021 and expects approximately 2.6 million vehicles sold in 2021, and announcing that it will hold a conference call on Monday, September 20, 2021 at 5:30 p.m. Eastern Time to discuss its updated outlook in advance of the Analyst Day event.

In connection with its previously announced Analyst Day event, being held Tuesday, September 21, 2021, the Company announced the following long-term targets:

•4.25 million vehicles sold in 2025
•Revenue of $3.4 to $3.5 billion in 2025
•$750 to $800 million in Adjusted EBITDA for 2025
•Approximately $1.5 billion in cash from operations for the period 2021 through 2025

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. A copy of the presentation slides to be used during the conference call on Monday, September 20, 2021 are attached as Exhibit 99.2 and are incorporated herein by reference.

Forward-Looking Statements

Certain statements contained in this report include “forward-looking statements” as that term is defined in the Private Securities Litigation Reform Act of 1995. In particular, statements made in this report that are not historical facts (including but not limited to expectations, estimates, assumptions and/or projections regarding vehicle sold volumes, 2021 guidance and 2025 targets) may be forward-looking statements. Words such as “should,” “may,” “will,” “anticipate,” “expect,” “project,” “target,” “intend,” “plan,” “believe,” “seek,” “estimate” and similar expressions identify forward-looking statements. The forward-looking statements contained in this report are based on management’s current assumptions, expectations and/or beliefs, are not guarantees of future performance and are subject to substantial risks, uncertainties and changes that could cause actual results to differ materially from the results projected, expressed or implied by these forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, those discussed in the section entitled "Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2020, filed on February 18, 2021, and those described from time to time in our reports filed with the Securities and Exchange Commission. Many of these risk factors are outside of our control, and as such, they involve risks which are not currently known that could cause actual results to differ materially from those discussed or implied herein. The forward-looking statements in this report are made as of the date on which they are made and we do not undertake to update any forward-looking statements.

Non-GAAP Financial Measures

This report includes forward-looking non-GAAP financial measures. The reasons we use these non-GAAP financial measures and the reconciliations to their most directly comparable GAAP financial measures are included in Exhibit 99.1.

Item 9.01    Financial Statements and Exhibits.

    (d) Exhibits

        EXHIBIT NO.            DESCRIPTION OF EXHIBIT

99.1    Press release dated September 20, 2021 – KAR Global to Host Financial Update Conference Call Monday, September 20th and Analyst Day Event on Tuesday, September 21st

99.2    KAR Auction Services, Inc.Conference Call Slides – September 20, 2021

104    Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated:    September 20, 2021                KAR Auction Services, Inc.

                            /s/ Eric M. Loughmiller
                            Eric M. Loughmiller
Executive Vice President and Chief Financial Officer